Summary Prospectus March 1, 2010


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS DIVERSIFIED INTERNATIONAL EQUITY FUND






CLASS/Ticker    A   DBISX    B   DBIBX    C   DBICX    R   DBITX    INST   MGINX    S   DBIVX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at https://www.dws-investments.com/mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, B, C, R), (800) 730-1313
(INST) and (800) 728-3337 (S) or asking your financial advisor. The prospectus and SAI, both dated March 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks capital appreciation.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 8) and Purchase and Redemption of Shares in the fund's SAI (p. II-10).


SHAREHOLDER FEES (paid directly from your investment)


                                          A          B          C          R       INST          S
                               ------------  ---------  ---------  ---------  ---------  ---------
Maximum sales charge (load)
on purchases, as % of offer-
ing price                            5.75      None       None       None       None       None
------------------------------       ----      --         --         --         --         --
Maximum contingent
deferred sales charge (load),
as % of redemption proceeds      None(1)     4.00       1.00         None       None       None
------------------------------   --------    ----       ----         --         --         --
Redemption/exchange fee on
shares owned less than 15
days, as % of redemption
proceeds                             2.00    2.00       2.00       2.00       2.00       2.00
------------------------------   --------    ----       ----       ----       ----       ----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                     A          B          C          R        INST           S
                             ---------  ---------  ---------  ---------  ----------  ----------
Management fee                   0.70       0.70       0.70       0.70       0.70        0.70
----------------------------     ----       ----       ----       ----       ----        ----
Distribution/service
(12b-1) fees                     0.23       1.00       1.00       0.50      None        None
----------------------------     ----       ----       ----       ----      -----       -----
Other expenses (includes an
administrative fee)              0.69       0.89       0.75       0.67       0.53        0.64
----------------------------     ----       ----       ----       ----      -----       -----
Acquired funds (underlying
funds) fees and expenses         0.02       0.02       0.02       0.02       0.02        0.02
----------------------------     ----       ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                         1.64       2.61       2.47       1.89       1.25        1.36
----------------------------     ----       ----       ----       ----      -----       -----

(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         B         C         R      INST         S
-------  --------  --------  --------  --------  --------  --------
1        $ 732     $ 664     $ 350     $ 192     $ 127     $ 138
--       -----     -----     -----     -----     -----     -----
3        1,063     1,111       770       594       397       431
--       -----     -----     -----     -----     -----     -----
5        1,415     1,585     1,316     1,021       686       745
--       -----     -----     -----     -----     -----     -----
10       2,407     2,491     2,806     2,212     1,511     1,635
--       -----     -----     -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C         R      INST         S
-------  --------  --------  --------  --------  --------  --------
1        $ 732     $ 264     $ 250     $ 192     $ 127     $ 138
--       -----     -----     -----     -----     -----     -----
3        1,063       811       770       594       397       431
--       -----     -----     -----     -----     -----     -----
5        1,415     1,385     1,316     1,021       686       745
--       -----     -----     -----     -----     -----     -----
10       2,407     2,491     2,806     2,212     1,511     1,635
--       -----     -----     -----     -----     -----     -----

Class B converts to Class A after six years; the Class B Example reflects Class A fees after the conversion.


PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 152%.

PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.


At least 50% of the fund's assets will be invested in securities that make up the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE (Reg. TM) Index). In addition, the fund may invest in Canada. While the fund invests primarily in common stocks, it may invest in other types of equities such as preferred stocks, convertible securities, warrants and exchange-traded funds (ETFs). The fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).


The fund may also invest a portion of its assets (typically not more than 35% of its net assets) in securities of companies located in emerging markets, such as those of many countries in Latin America, the Middle East, Eastern Europe, Asia and Africa.


MANAGEMENT PROCESS. In choosing securities, portfolio management allocates percentages of assets to various countries and sectors. Portfolio management periodically reviews these allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's investment objective.



OTHER INVESTMENTS AND TECHNIQUES
--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. ETFs incur fees and expenses, such as trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.



                                       2
SUMMARY PROSPECTUS March 1, 2010     DWS Diversified International Equity Fund

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


For more about fund risks, including additional risk factors not discussed in this summary prospectus, see the fund's prospectus and SAI.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


The performance figures provided for the fund, prior to July 10, 2006, are those of the fund's predecessor fund, DWS International Select Equity Fund (the "Predecessor Fund"), a series of DWS Investments Trust. On July 10, 2006, the Predecessor Fund transferred its assets and liabilities to the fund. The performance figures provided, beginning July 10, 2006, are those of the fund. The performance figures for each share class prior to its inception date are based on the historical performance of the Predecessor Fund's Institutional Class, adjusted to reflect both the higher gross total annual operating expenses of Class A, B, C or R and the current applicable sales charges for Classes A, B or C.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  -14.28       -16.42      -14.27     32.25      16.25      13.15      24.81      15.87       -48.34     28.81
   2000        2001       2002        2003       2004       2005       2006       2007        2008       2009




Best Quarter: 20.68%, Q2 2009   Worst Quarter: -27.15%, Q3 2008

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

These returns include sales charges, if any. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class A and would be different for other classes) reflect the highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Performance of Class B shares does not assume the conversion to Class A shares after six years.



                                 CLASS           1          5          10
                             INCEPTION        YEAR      YEARS       YEARS
                           -----------  ----------  ---------  ----------
CLASS A before tax         2/28/2001        21.40      0.52        -0.32
-------------------------  ---------        -----     -----       ------
  After tax on
  distributions                             21.45      -1.68       -1.78
  After tax on distribu-
  tions, with sale                          12.49      -0.51       -1.04
-------------------------  ---------        -----     ------      ------
CLASS B before tax         2/28/2001        24.70      0.80        -0.55
-------------------------  ---------        -----     ------      ------
CLASS C before tax         2/28/2001        27.46      0.91        -0.55
-------------------------  ---------        -----     ------      ------
INST CLASS before tax      5/15/1995        29.32      2.09        0.54
-------------------------  ---------        -----     ------      ------
CLASS R before tax          7/1/2003        28.74      1.59        0.05
-------------------------  ---------        -----     ------      ------
CLASS S before tax         2/28/2005        29.25      2.01        0.41
-------------------------  ---------        -----     ------      ------
MSCI EAFE INDEX                             31.78      3.54        1.17
-------------------------  ---------        -----     ------      ------

MSCI EAFE( (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes.


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


On January 26, 2010, the Advisor announced its intention to transition members of the fund's portfolio management team who are part of its Quantitative Strategies Group out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor. In order for the fund to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the fund's Board of Trustees the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm



                                       3
SUMMARY PROSPECTUS March 1, 2010     DWS Diversified International Equity Fund

(the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If approved, the transition is expected to be completed during the second quarter of 2010.

PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                                AUTOMATIC
                                              UGMAS/           INVESTMENT
                   NON-IRA            IRAS     UTMAS                PLANS
         -----------------  --------------  --------  -------------------
A B C        1,000                 500       1,000             500
-------      -----                 ---       -----             ---
R               None             None        None             None
-------      -----               -----       -----            ----
INST     1,000,000                N/A         N/A             N/A
-------  ---------               -----       -----            ----
S            2,500               1,000       1,000           1,000
-------  ---------               -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.


TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B, C or R shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 9 a.m. - 6 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8:30 a.m. - 6 p.m. ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Institutional Class shares are generally available only to qualified institutions. Class R shares are generally available only to certain retirement plans. Class S shares are generally available only to existing Class S shareholders.


TAX INFORMATION


The fund's distributions (dividend and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       4
SUMMARY PROSPECTUS March 1, 2010     DWS Diversified International Equity Fund
DDIEF-SUM